UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2011

Item 1. Reports to Stockholders

Annual Report	Delaware Enhanced Global Dividend and Income Fund

November 30, 2011

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

Portfolio management review	1
Performance summary	4
Security type/sector/country allocations	6
Statement of net assets	8
Statement of operations	23
Statements of changes in net assets	24
Statement of cash flows	25
Financial highlights	26
Notes to financial statements	27
Report of independent registered public accounting firm	37
Other Fund information	38
Board of trustees/directors and officers addendum	45
About the organization	48

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2011, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund
December 6, 2011

Performance preview (for the year ended November 30, 2011)
Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	-2.01%
Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+1.77%
Lipper Closed-end Global Funds Average @ market price	1-year return	-2.72%
Lipper Closed-end Global Funds Average @ NAV	1-year return	+2.05%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 4.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Enhanced Global Dividend and Income Fund returned +1.77% at net asset value and -2.01% at market price (both figures reflect all distributions reinvested) for its fiscal year ended Nov. 30, 2011. Complete annualized performance information for the Fund is shown in the table on page 4.

An up-and-down year for investors

Global financial markets were highly volatile during the Fund’s fiscal year, but especially in the period’s second half, with much of the turmoil coming from the mounting debt crisis in Europe.

Greece remained at the center of the crisis, though other troubled countries shifted to the forefront of investors’ minds. Italy emerged as the newest and most serious trouble spot — given the nation’s role as the euro zone’s third-largest economy, coupled with its very high debt burden and low growth rate. Investors began to worry that the region’s political and monetary institutions were not up to the challenge of repairing the damage. Although these serious issues remained unresolved at the close of the Fund’s fiscal year in late November 2011, financial markets did respond favorably to several potentially productive steps taken by policy makers.

Global financial markets were also affected by concerns about the health of the U.S. economy. In the first half of the Fund’s fiscal year, evidence pointed to sluggish but steady economic growth. Against this backdrop, the S&P 500® Index, a measure of the broad stock market in the United States, continued to trend upward. Beginning in late July 2011, however, market conditions began to deteriorate, due in part to skepticism about whether U.S. political leaders would successfully handle the nation’s own debt-related issues. In early August 2011, credit rating agency Standard & Poor’s demonstrated this uncertainty by downgrading the U.S. sovereign credit rating for the first time in history. Although corporate earnings remained healthy, a weak patch of economic data combined with mounting concerns about the budget caused the S&P 500 Index to fall significantly between July 22 and Oct. 3, 2011, when it reached its lowest level in more than a year.

In the final months of the Fund’s fiscal year, however, an increasing amount of data suggested an improving U.S. economy. Unemployment, although still high, drifted downward, and increased confidence in the direction of interest rates was another positive indicator for investors. The S&P 500 Index finished the Fund’s fiscal year on a strong upswing with an overall gain of 7.84% for the 12-month period.

The MSCI ACWI (All Country World Index), a broad measure of equity market performance around the world, followed a similar trajectory but significantly lagged the S&P 500 Index, declining 0.36% (net) over the same 12-month period. Emerging market equities fared worse, as investors appeared to remain cautious about risk and to question the sustainability of China’s economic growth.

Concern about credit risk weighed on the performance of other asset classes in which the Fund invests. High yield corporate bonds, for example, which made up roughly one-third of Fund assets at the end of the Fund’s fiscal year, found a difficult environment during those periods when risk aversion appeared greatest, though they also benefited considerably during times of positive investor sentiment. During the Fund’s fiscal year, the high yield bond market generated a modest gain of 3.63%, as

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2011, and subject to change.

(continues)       1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

measured by the BofA Merrill Lynch U.S. High Yield Constrained Index. Investment grade bonds, while not immune to credit-quality concerns, fared better than their lower-rated counterparts, as investors preferred higher-quality, lower-risk investments during much of the Fund’s fiscal year.

Credit worries posed a challenge for the securities of global property companies as well, given their dependence on affordable and available credit to help finance their operations and development activity. Emerging market real estate securities encountered difficulties as monetary policy makers in these fast-growing regions favored raising interest rates. The low-interest-rate environment of the U.S., in contrast, provided a better backdrop for real estate investment trusts (REITs). Overall, global real estate securities declined 0.81% during the Fund’s fiscal year, as measured by the FTSE EPRA/NAREIT Developed Index.

Shifting away from international securities, toward high yield

The Fund’s primary objective is to seek current income, with a secondary objective of capital appreciation. In managing the Fund, we pursue these goals by investing broadly in a range of income-generating securities from around the globe. These include “core” fixed income holdings (such as Treasury and agency securities), as well as investment grade and high yield corporate bonds, convertible bonds, REITs, large-cap value stocks, convertible preferred stocks, international value stocks, emerging market equities, emerging market debt securities, and international currencies.

One notable change that we made to the Fund during its fiscal year was to generally reduce its exposure to international securities because of our mounting concerns about market and economic conditions in Europe and Asia. Accordingly, the Fund’s allocation to international equities dropped from about 19% at the beginning of the Fund’s fiscal year to roughly 12% at Nov. 30, 2011.

We boosted the Fund’s allocation to high yield bonds, as we believed a number of companies in this asset class held up relatively well despite daunting market conditions, and the Fund maintained a significant allocation throughout the entire fiscal year. This positioning aided the Fund’s return during the first several months of its fiscal year, as strong demand for yield gave the market a steady bid for high yield bonds. Our emphasis on higher-quality (less distressed) securities, however, slightly muted this positive effect. During the final months of the Fund’s fiscal year, this same allocation to high yield bonds hindered the Fund’s relative performance somewhat, as investors seemed to largely flee from risky securities. The relative higher quality of the Fund’s allocation to this asset class, however, helped diminish the negative effect of these holdings.

During the fiscal year we also increased the Fund’s exposure to U.S. large-cap value securities, which we believed offered stronger performance potential and increased defensiveness amid a difficult environment. As the fiscal year drew to a close, we believed valuations across U.S. equities were generally higher than they should be. Anticipating ongoing slow growth, we maintained the Fund’s defensive positioning among large-cap value, geared to emphasize less-cyclical stocks. While circumstances can change quickly, we expect to maintain this less cyclical positioning until we see more lasting improvements in market and economic conditions.

Areas of potential opportunity

Given recent market shifts, we believe that U.S. REITs are among market segments that have become attractively priced. Convertible securities, offering yields in the neighborhood of 4% at the end of the Fund’s fiscal year, also strike us as relatively inexpensive (data: Barclays Capital). High yield bonds remain vulnerable to credit risk, though high yield issuers’ balance sheets are generally stronger now than before the financial crisis, and we believe they are less vulnerable to serious credit-related challenges than they were in the past.

Looking elsewhere, we believe the decision of monetary policy makers in Asia to raise interest rates may provide a compelling reason to look to the region as a source of increased income.

Against this backdrop, we continue to keep a close eye on market conditions and the relative value between asset types. In keeping with the Fund’s investment objective, we will continue to seek to provide current income, diversified across multiple global asset classes.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance
Average annual total returns
through November 30, 2011	1 year	3 years	Lifetime

At market price (inception date June 29, 2007)	-2.01%	+36.69%	-0.70%
At net asset value (inception date June 29, 2007)	+1.77%	+22.36%	+0.17%

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception. Past performance is not a guarantee of future results.

Fund basics
As of November 30, 2011

Fund objective
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.

Total Fund net assets
$ 179 million

Number of holdings
720

Fund start date
June 29, 2007

NYSE symbol
DEX

Market price versus net asset value (see notes below)
November 30, 2010, through November 30, 2011

	Starting value (Nov. 30, 2010)	Ending value (Nov. 30, 2011)
Delaware Enhanced Global Dividend and Income Fund @ NAV	$12.32	$11.35
Delaware Enhanced Global Dividend and Income Fund @ market price	$12.31	$10.92

Past performance is not a guarantee of future results.

Performance of a $10,000 investment
Average annual total returns from June 29, 2007 (Fund’s inception) through November 30, 2011

	Starting value (June 29, 2007)	Ending value (Nov. 30, 2011)
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$10,075
Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$9,693
Lipper Closed-end Global Funds Average @ NAV	$10,000	$8,891
Lipper Closed-end Global Funds Average @ market price	$10,000	$8,796

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on June 29, 2007, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was initially offered with a sales charge of 4.50%. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well (source: Lipper).

The BofA Merrill Lynch U.S. High Yield Constrained Index, formerly the Merrill Lynch U.S. High Yield Master II Constrained Index, tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

The FTSE EPRA/NAREIT Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in U.S. dollars.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type/sector/country allocations

Delaware Enhanced Global Dividend and Income Fund
As of November 30, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of Net Assets
Common Stock	55.04%
Consumer Discretionary	5.09%
Consumer Staples	6.69%
Diversified REITs	0.50%
Energy	5.26%
Financials	5.05%
Healthcare	7.38%
Healthcare REITs	0.27%
Hotel REITs	0.42%
Industrial REITs	0.69%
Industrials	5.80%
Information Technology	4.13%
Mall REITs	0.65%
Manufactured Housing REIT	0.08%
Materials	3.77%
Mixed REITs	0.56%
Mortgage REITs	0.23%
Multifamily REITs	0.26%
Office REITs	0.58%
Real Estate Management & Development	0.13%
Self-Storage REITs	0.14%
Shopping Center REITs	0.72%
Single Tenant REIT	0.16%
Specialty REITs	0.29%
Telecommunications	3.72%
Utilities	2.47%
Convertible Preferred Stock	2.12%
Agency Collateralized Mortgage Obligations	0.21%
Agency Mortgage-Backed Securities	1.30%
Commercial Mortgage-Backed Securities	0.84%
Convertible Bonds	11.21%
Capital Goods	1.20%
Communications	1.79%
Consumer Cyclical	0.76%
Consumer Non-Cyclical	1.87%
Energy	0.40%
Financials	1.08%
Industrials	0.20%
Real Estate	0.30%
Services	0.56%
Technology	3.05%
Corporate Bonds	34.24%
Automotive	1.51%
Banking	1.20%
Basic Industry	4.09%
Brokerage	0.03%
Capital Goods	2.34%
Communications	3.48%
Consumer Cyclical	2.04%
Consumer Non-Cyclical	1.33%
Energy	5.37%
Financials	0.81%
Healthcare	1.72%
Industrials	0.03%
Insurance	0.98%
Media	2.19%
Natural Gas	0.11%
Real Estate	0.10%
Services	3.61%
Technology	2.22%
Transportation	0.07%
Utilities	1.01%
Non-Agency Asset-Backed Securities	0.13%
Non-Agency Collateralized Mortgage Obligations	0.15%
Senior Secured Loans	0.68%
Sovereign Bonds	5.69%
U.S. Treasury Obligations	0.27%
Leveraged Non-Recourse Security	0.00%
Residual Interest Trust Certificate	0.00%
Exchange-Traded Fund	2.41%
Limited Partnership	0.02%
Preferred Stock	0.81%
Warrants	0.00%
Short-Term Investments	11.07%
Securities Lending Collateral	7.51%
Total Value of Securities	133.70%
Written Option	(0.00%)
Obligation to Return Securities Lending Collateral	(7.73%)
Borrowing Under Line of Credit	(28.27%)
Receivables and Other Assets Net of Other Liabilities	2.30%
Total Net Assets	100.00%

Percentage
Country	of Net Assets
Australia	1.54%
Barbados	0.16%
Bermuda	0.53%
Brazil	4.14%
Canada	3.70%
Cayman Islands	0.62%
Chile	0.38%
China	0.93%
Curacao	0.01%
France	6.29%
Germany	1.23%
Hong Kong	1.02%
Indonesia	0.67%
Ireland	0.40%
Israel	0.95%
Japan	4.09%
Jersey	0.23%
Luxembourg	1.11%
Mexico	1.02%
Netherlands	1.64%
Norway	0.01%
Panama	1.02%
Poland	0.58%
Republic of Korea	0.25%
Russia	0.42%
Singapore	0.05%
Spain	0.41%
Supranational	0.11%
Sweden	1.10%
Switzerland	1.58%
Taiwan	0.23%
Thailand	0.14%
Turkey	0.11%
United Kingdom	5.82%
United States	72.63%
Total	115.12%

The percentage of net assets exceeds 100% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 8 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund
November 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 55.04%❖
Consumer Discretionary – 5.09%
=∏	Avado Brands	272	$0
	Bayerische Motoren Werke	10,414	789,484
†	DIRECTV Class A	2,250	106,245
	Don Quijote	28,500	982,408
*	Genuine Parts	14,800	865,800
	Hyundai Home Shopping Network	4,422	443,124
	Lowe’s	33,700	809,137
	Mattel	30,800	887,348
	PPR	3,401	509,675
	Promotora de Informaciones ADR	22,600	119,554
	Publicis Groupe	11,956	571,139
	Sumitomo Rubber Industries	16,961	203,466
*	Techtronic Industries	690,000	633,421
	Toyota Motor	36,105	1,189,110
	Yue Yuen Industrial Holdings	353,500	1,030,227
			9,140,138
Consumer Staples – 6.69%
	Aryzta	31,154	1,504,088
	Coca-Cola Amatil	95,733	1,168,239
	ConAgra Foods	50,200	1,268,052
	Greggs	187,667	1,466,689
	Kimberly-Clark	18,000	1,286,460
	Kraft Foods Class A	36,900	1,333,935
	Lorillard	11,100	1,238,982
	Safeway	63,300	1,266,000
	Tesco	229,866	1,468,168
			12,000,613
Diversified REITs – 0.50%
	Champion REIT	125,000	49,228
	Corio	2,648	118,085
	Cyrela Brazil Realty	4,100	34,078
*	Investors Real Estate Trust	10,260	72,025
	Lexington Realty Trust	32,170	243,849
	Mapletree Logistics Trust	70,000	45,804
	Nieuwe Steen Investments	89	1,181
	Orix JREIT	17	71,837
	Stockland	70,059	251,155
	Vornado Realty Trust	128	9,530
			896,772
Energy – 5.26%
	Banpu NVDR	13,863	250,468
	Chevron	8,100	832,842
	CNOOC	553,000	1,074,250
	ConocoPhillips	11,900	848,708
	Petroleo Brasileiro ADR	41,400	1,037,898
	Royal Dutch Shell ADR	17,400	1,256,106
	Spectra Energy	30,200	888,484
	Total	25,487	1,314,989
*	Total ADR	24,300	1,257,282
	Williams	21,200	684,336
			9,445,363
Financials – 5.05%
	Allstate	47,600	1,275,204
	AXA	35,522	514,365
	Bank of New York Mellon	30,900	601,314
*	Fifth Street Finance	29,454	288,060
	Gallagher (Arthur J.)	34,900	1,081,202
	Marsh & McLennan	28,100	848,339
*	Mitsubishi UFJ Financial Group	257,028	1,125,932
	Nordea Bank	97,015	772,373
	Nordea Bank FDR	24,123	192,092
	Solar Capital	8,100	186,462
	Standard Chartered	51,797	1,128,094
	Travelers	18,600	1,046,250
			9,059,687
Healthcare – 7.38%
	Abbott Laboratories	17,800	970,990
†	Alliance HealthCare Services	8,445	10,303
	Baxter International	11,700	604,422
	Bristol-Myers Squibb	36,000	1,177,920
	Johnson & Johnson	16,500	1,067,880
	Meda Class A	103,376	1,008,389
	Merck	43,100	1,540,825
	Novartis	24,674	1,332,574
	Pfizer	64,560	1,295,719
	Sanofi	21,231	1,485,079
	Sanofi ADR	29,900	1,046,799
	Teva Pharmaceutical Industries ADR	43,000	1,703,229
			13,244,129
Healthcare REITs – 0.27%
	Cogdell Spencer	18,100	67,875
	HCP	1,100	42,515
	Health Care REIT	1,875	94,069
	Ventas	5,342	281,844
			486,303
Hotel REITs – 0.42%
	Ashford Hospitality Trust	61,800	491,928
	DiamondRock Hospitality	17,600	154,528
	LaSalle Hotel Properties	1,200	28,092
	Summit Hotel Properties	9,300	78,306
			752,854
Industrial REITs – 0.69%
	BWP Trust	60,000	109,706
	DCT Industrial Trust	16,877	81,178
†	First Industrial Realty Trust	53,909	512,135
	Goodman Group	247,237	155,770
	ProLogis	385	10,711
	STAG Industrial	35,063	367,811
			1,237,311
Industrials – 5.80%
*	Alstom	19,981	691,913
	Asahi Glass	59,000	505,127
	Cie de Saint-Gobain	11,297	479,043
	Copa Holdings Class A	7,600	490,656
†	Delta Air Lines	6	49

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Industrials (continued)
	Deutsche Post	71,337	$1,078,327
	East Japan Railway	20,161	1,235,036
†	Flextronics International	7,400	44,178
	ITOCHU	99,202	1,008,259
	Koninklijke Philips Electronics	13,109	266,678
†	Mobile Mini	2,757	49,709
	Northrop Grumman	15,000	856,050
	Raytheon	28,000	1,275,960
	Teleperformance	50,577	997,969
	Vallourec	3,578	245,647
	Waste Management	37,700	1,180,010
			10,404,611
Information Technology – 4.13%
	Automatic Data Processing	20,400	1,042,236
	Canon ADR	18,400	828,184
†	CGI Group Class A	121,531	2,234,244
	HTC	25,273	416,182
	Intel	56,800	1,414,888
	Microsoft	35,300	902,974
*†	Sohu.com	11,400	563,616
			7,402,324
Mall REITs – 0.65%
	General Growth Properties	14,518	204,413
	Macerich	389	19,489
	Pennsylvania Real Estate
	Investment Trust	8,500	79,305
	Simon Property Group	6,908	858,941
			1,162,148
Manufactured Housing REIT – 0.08%
	Equity Lifestyle Properties	2,478	153,215
			153,215
Materials – 3.77%
†	AuRico Gold	91,370	915,581
	duPont (E.I.) deNemours	17,100	816,012
*	Lafarge	9,576	350,037
	MeadWestvaco	27,200	811,920
=∏†	PT Holdings	100	1
	Rexam	257,518	1,396,902
	Rio Tinto	14,439	760,441
	Yamana Gold	101,237	1,707,301
			6,758,195
Mixed REITs – 0.56%
*	Digital Realty Trust	10,200	647,700
	Duke Realty	11,447	132,785
	Dupont Fabros Technology	2,500	56,325
	Liberty Property Trust	4,797	142,999
	PS Business Parks	400	21,080
			1,000,889
Mortgage REITs – 0.23%
*	Chimera Investment	17,000	45,390
	Starwood Property Trust	20,900	372,856
			418,246
Multifamily REITs – 0.26%
	Apartment Investment
	& Management	1,732	37,723
	Associated Estates Realty	1,300	20,982
	BRE Properties	1,000	48,660
	Camden Property Trust	5,109	294,943
	Equity Residential	1,200	66,228
			468,536
Office REITs – 0.58%
	Alstria Office REIT	12,510	141,020
	Boston Properties	100	9,538
	Brandywine Realty Trust	2,300	20,033
	Commonwealth Property
	Office Fund	105,000	105,217
	Government Properties
	Income Trust	4,752	103,356
	Link REIT	33,000	118,873
	Mack-Cali Realty	11,500	293,021
	SL Green Realty	3,679	242,225
			1,033,283
Real Estate Management & Development – 0.13%
	Mitsubishi Estate	11,549	192,815
*	Renhe Commercial Holdings	264,000	37,902
			230,717
Self-Storage REITs – 0.14%
*	Extra Space Storage	4,555	109,776
	Public Storage	1,150	151,685
			261,461
Shopping Center REITs – 0.72%
	CFS Retail Property Trust	55,000	106,302
∏	Charter Hall Retail REIT	71,117	240,747
	Equity One	1,500	25,065
	First Capital Realty	2,922	48,819
	Kimco Realty	12,857	202,755
	Ramco-Gershenson Properties Trust	19,634	166,693
*	Regency Centers	900	33,444
	Unibail-Rodamco	1,399	260,801
	Westfield Group	16,989	146,746
	Westfield Retail Trust	21,112	56,406
			1,287,778
Single Tenant REIT – 0.16%
*	National Retail Properties	10,537	278,809
			278,809
Specialty REITs – 0.29%
	Entertainment Properties Trust	8,736	390,499
	Plum Creek Timber	1,520	55,997
	Potlatch	1,730	55,637
	Rayonier	450	18,288
			520,421
Telecommunications – 3.72%
	AT&T	43,500	1,260,630
=	Century Communications	125,000	0
	CenturyLink	24,200	907,984
	France Telecom ADR	900	15,543

(continues)       9

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Telecommunications (continued)
†	GeoEye	600	$11,394
	Mobile TeleSystems ADR	36,800	635,904
†	NII Holdings	21,300	490,113
	Verizon Communications	22,800	860,244
	Vivendi	65,790	1,517,572
	Vodafone Group	360,039	975,037
			6,674,421
Utilities – 2.47%
	American Water Works	800	24,856
	Edison International	16,200	636,822
†	GenOn Energy	150	409
	National Grid	174,091	1,711,499
	National Grid ADR	16,800	830,256
	NorthWestern	3,800	132,544
	Progress Energy	20,200	1,098,476
			4,434,862
Total Common Stock (cost $101,470,607)			98,753,086

Convertible Preferred Stock – 2.12%
*	Apache 6.00%
	exercise price $109.12,
	expiration date 8/1/13	3,700	210,456
	Aspen Insurance
	Holdings 5.625%
	exercise price $29.28,
	expiration date 12/31/49	9,924	531,554
	#Chesapeake Energy 144A
	5.75% exercise price $27.94,
	expiration date 12/31/49	472	506,219
	El Paso Energy Capital Trust 4.75%
	exercise price $41.59,
	expiration date 3/31/28	1,950	89,642
	HealthSouth 6.50%
	exercise price $30.50,
	expiration date 12/31/49	835	730,834
	Lucent Technologies
	Capital Trust I 7.75%
	exercise price $24.80,
	expiration date 3/15/17	1,120	700,000
	PPL 9.50%
	exercise price $28.80,
	expiration date 7/1/13	9,600	546,816
	SandRidge Energy 8.50%
	exercise price $8.01,
	expiration date 12/31/49	4,155	491,329
Total Convertible Preferred Stock
	(cost $4,239,187)		3,806,850

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.21%
	Fannie Mae REMICs
	Series 2001-50 BA
	7.00% 10/25/41	USD 114,514	133,208
	Series 2003-122
	4.50% 2/25/28	51,829	53,120
	Freddie Mac
	Series 2557 WE
	5.00% 1/15/18	60,000	65,042
	Series 3131 MC
	5.50% 4/15/33	40,000	43,000
	Series 3173 PE
	6.00% 4/15/35	65,000	71,561
	Series 3337 PB
	5.50% 7/15/30	11,773	11,836
Total Agency Collateralized
	Mortgage Obligations
	(cost $344,150)		377,767

Agency Mortgage-Backed Securities – 1.30%
•	Fannie Mae ARM
	2.38% 10/1/36	7,496	7,911
	2.53% 4/1/36	12,831	13,530
	2.534% 10/1/36	11,900	12,632
	4.893% 3/1/38	24,766	26,393
	5.139% 11/1/35	17,670	18,736
	6.263% 4/1/36	64,292	69,098
	Fannie Mae S.F. 15 yr
	3.00% 11/1/26	46,936	48,157
	4.00% 7/1/25	108,979	114,500
	4.00% 11/1/25	166,602	176,656
	5.50% 1/1/23	37,746	40,877
	Fannie Mae S.F. 30 yr
	5.00% 12/1/36	126,179	135,744
	5.00% 12/1/37	14,934	16,066
	5.00% 2/1/38	11,762	12,654
	6.50% 6/1/36	25,830	28,967
	6.50% 10/1/36	17,884	19,981
	6.50% 12/1/37	32,287	36,410
	Freddie Mac 6.00% 1/1/17	24,971	26,155
•	Freddie Mac ARM
	2.495% 7/1/36	13,222	13,936
	5.84% 10/1/36	31,314	33,606
	Freddie Mac S.F. 15 yr
	5.00% 6/1/18	13,574	14,491
	5.00% 12/1/22	70,320	75,521
	Freddie Mac S.F. 30 yr
	5.00% 1/1/34	640,697	686,388
	7.00% 11/1/33	42,039	48,225
	9.00% 9/1/30	50,554	60,025
	GNMA I S.F. 30 yr
	7.50% 12/15/23	83,464	98,612
	7.50% 1/15/32	66,089	77,526
	9.50% 9/15/17	65,993	76,348
	12.00% 5/15/15	33,374	38,294

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
	GNMA II S.F. 30 yr
	6.00% 11/20/28	USD	77,014	$87,065
	6.50% 2/20/30		188,916	213,972
Total Agency Mortgage-Backed
	Securities (cost $2,135,331)			2,328,476

Commercial Mortgage-Backed Securities – 0.84%
#	American Tower Trust 144A
	Series 2007-1A AFX
	5.42% 4/15/37		75,000	79,719
	BAML Mortgage
	•Series 2004-3 A5
	5.73% 6/10/39		44,987	48,793
	Series 2004-5 A3
	4.561% 11/10/41		18,051	18,044
	Series 2005-1 A3
	4.877% 11/10/42		22,709	22,701
	•Series 2005-6 A4
	5.367% 9/10/47		180,000	198,960
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2006-PW12 A4
	5.903% 9/11/38		25,000	27,636
•w	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44		95,000	103,591
	Goldman Sachs Mortgage
	Securities II
	*Series 2004-GG2 A6
	5.396% 8/10/38		60,000	63,855
	Series 2005-GG4 A4A
	4.751% 7/10/39		115,000	122,218
	•Series 2006-GG6 A4
	5.553% 4/10/38		60,000	64,671
•	JPMorgan Chase
	Commercial
	Mortgage Securities
	Series 2005-LDP3 A4A
	4.936% 8/15/42		35,000	38,074
•	LB-UBS Commercial
	Mortgage Trust
	Series 2004-C4 A4
	5.497% 6/15/29		475,000	511,088
•	Morgan Stanley Capital I
	Series 2007-T27 A4
	5.794% 6/11/42		160,000	179,929
#	Timberstar Trust 144A
	Series 2006-1A A
	5.668% 10/15/36		25,000	27,847
Total Commercial Mortgage-Backed
	Securities (cost $1,303,242)			1,507,126

Convertible Bonds – 11.21%
Capital Goods – 1.20%
	AAR
	1.75% exercise price $29.27,
	expiration date 1/1/26		215,000	216,075
	#144A 1.75%
	exercise price $29.27,
	expiration date 2/1/26		90,000	90,450
	L-3 Communications Holdings
	3.00% exercise price $96.48,
	expiration date 8/1/35		868,000	835,450
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		1,101,000	1,019,801
				2,161,776
Communications – 1.79%
#	Alaska Communications
	Systems Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		538,000	425,693
#	Clearwire Communications 144A
	8.25% exercise price $7.08,
	expiration date 11/30/40		306,000	120,488
*	Leap Wireless International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		826,000	722,750
	Level 3 Communications 3.50%
	exercise price $81.90,
	expiration date 12/10/11		1,005,000	1,011,280
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		238,000	240,975
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		464,000	681,500
				3,202,686
Consumer Cyclical – 0.76%
Φ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		777,000	508,935
	Pantry 3.00%
	exercise price $50.09,
	expiration date 11/15/12		871,000	849,225
				1,358,160
Consumer Non-Cyclical – 1.87%
*	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		705,000	664,462
	Amgen 0.375%
	exercise price $79.48,
	expiration date 2/1/13		510,000	506,175
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		197,000	139,378
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/14/14		870,000	905,887

(continues)       11

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Consumer Non-Cyclical (continued)
	Medtronic 1.625%
	exercise price $54.00,
	expiration date 4/15/13	USD	346,000	$347,730
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		261,000	421,515
	NuVasive
	2.25% exercise price $44.74,
	expiration date 3/15/13		111,000	104,895
	2.75% exercise price $42.13,
	expiration date 6/30/17		375,000	274,219
				3,364,261
Energy – 0.40%
	James River Coal 4.50%
	exercise price $25.78,
	expiration date 12/1/15		263,000	214,345
	Transocean 1.50%
	exercise price $164.09,
	expiration date 12/15/37		505,000	496,548
				710,893
Financials – 1.08%
#	Ares Capital 144A 5.75%
	exercise price $19.13,
	expiration date 2/1/16		561,000	532,950
#	BGC Partners 144A 4.50%
	exercise price $9.84,
	expiration date 7/13/16		365,000	331,238
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		1,065,000	1,072,987
				1,937,175
Industrials – 0.20%
#	Altra Holdings 144A 2.75%
	exercise price $27.70,
	expiration date 2/27/31		147,000	136,526
ϕ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		225,000	221,344
				357,870
Real Estate – 0.30%
#	Lexington Master 144A 5.45%
	exercise price $19.49,
	expiration date 1/15/27		57,000	57,285
#	Lexington Realty Trust 144A 6.00%
	exercise price $7.09,
	expiration date 1/11/30		358,000	418,860
	National Retail
	Properties 5.125%
	exercise price $25.38,
	expiration date 6/15/28		48,000	54,900
				531,045
Services – 0.56%
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27		1,128,000	1,013,790
				1,013,790
Technology – 3.05%
	Advanced Micro Devices
	5.75% exercise price $20.13,
	expiration date 8/15/12		145,000	146,631
	6.00% exercise price $28.08,
	expiration date 4/30/15		823,000	808,598
	#144A 6.00%
	exercise price $28.08,
	expiration date 4/30/15		31,000	30,458
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		39,000	34,125
#	Ciena 144A 3.75%
	exercise price $20.17,
	expiration date 10/15/18		376,000	353,440
	Equinix 4.75%
	exercise price $84.32,
	expiration date 6/15/16		220,000	306,900
ϕ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		1,055,000	1,002,250
	Intel 3.25%
	exercise price $22.45,
	expiration date 8/1/39		389,000	496,948
	Linear Technology 3.00%
	exercise price $44.11,
	expiration date 5/1/27		1,125,000	1,157,343
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		404,000	471,670
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		575,000	656,219
				5,464,582
Total Convertible Bonds
	(cost $20,021,519)			20,102,238

Corporate Bonds – 34.24%
Automotive – 1.51%
	American Axle & Manufacturing
	7.75% 11/15/19		55,000	52,938
	*7.875% 3/1/17		440,000	426,801
	ArvinMeritor 8.125% 9/15/15		281,000	250,090
#	Chrysler Group 144A
	8.25% 6/15/21		655,000	553,474
	Dana Holding 6.75% 2/15/21		245,000	247,144
	Ford Motor Credit
	12.00% 5/15/15		245,000	300,005
	Goodyear Tire & Rubber
	10.50% 5/15/16		6,000	6,615
#	International Automotive
	Components Group 144A
	9.125% 6/1/18		205,000	195,775
#	Jaguar Land Rover 144A
	8.125% 5/15/21		260,000	247,000

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Automotive (continued)
	Johnson Controls
	3.75% 12/1/21	USD	15,000	$15,006
	Tomkins 9.00% 10/1/18		379,000	411,215
				2,706,063
Banking – 1.20%
	Abbey National Treasury Services
	4.00% 4/27/16		30,000	26,802
	BAC Capital Trust VI
	5.625% 3/8/35		515,000	417,907
	City National
	5.25% 9/15/20		15,000	14,715
	Fifth Third Bancorp
	3.625% 1/25/16		20,000	20,073
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		420,000	407,400
•#	HBOS Capital Funding 144A
	6.071% 6/29/49		659,000	408,580
	HSBC Holdings 4.875% 1/14/22		20,000	20,172
	JPMorgan Chase 4.35% 8/15/21		10,000	9,779
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		55,000	55,331
	KeyCorp 5.10% 3/24/21		20,000	20,302
	PNC Funding
	5.125% 2/8/20		30,000	33,225
	5.25% 11/15/15		60,000	64,826
	5.625% 2/1/17		35,000	38,222
•	Regions Financing Trust
	6.625% 5/15/47		515,000	417,149
	Santander Holdings USA
	4.625% 4/19/16		10,000	9,485
	SunTrust Banks 3.50% 1/20/17		15,000	14,752
	SVB Financial Group
	5.375% 9/15/20		25,000	25,312
	US Bancorp 4.125% 5/24/21		20,000	21,765
•	USB Capital IX 3.50% 10/29/49		80,000	56,341
	Wachovia
	•0.773% 10/15/16		10,000	8,796
	5.25% 8/1/14		20,000	21,128
	5.625% 10/15/16		35,000	37,410
				2,149,472
Basic Industry – 4.09%
*	AK Steel 7.625% 5/15/20		406,000	371,490
	Alcoa
	5.40% 4/15/21		10,000	9,543
	6.75% 7/15/18		20,000	21,408
#	Algoma Acquisition 144A
	9.875% 6/15/15		303,000	246,945
#	APERAM 144A 7.75% 4/1/18		225,000	193,500
	ArcelorMittal 9.85% 6/1/19		25,000	27,165
*	Associated Materials
	9.125% 11/1/17		185,000	157,481
	Barrick North America Finance
	4.40% 5/30/21		10,000	10,478
*#	Cemex Espana Luxembourg
	144A 9.25% 5/12/20		599,000	413,309
	Dow Chemical
	4.125% 11/15/21		5,000	4,964
	5.25% 11/15/41		15,000	14,674
	8.55% 5/15/19		34,000	42,886
#	FMG Resources August
	2006 144A
	6.875% 2/1/18		115,000	106,088
	7.00% 11/1/15		210,000	204,225
	Georgia-Pacific
	8.00% 1/15/24		20,000	25,306
	#144A 5.40% 11/1/20		15,000	16,158
	Headwaters 7.625% 4/1/19		310,000	265,825
	Hexion US Finance
	9.00% 11/15/20		172,000	135,880
#	Ineos Group Holdings 144A
	8.50% 2/15/16		310,000	243,350
	Interface 7.625% 12/1/18		205,000	214,225
	International Paper
	4.75% 2/15/22		5,000	5,082
	9.375% 5/15/19		15,000	19,236
#	International Wire Group
	Holdings 144A
	9.75% 4/15/15		190,000	193,775
	James River Coal 7.875% 4/1/19		270,000	206,550
#	JMC Steel Group 144A
	8.25% 3/15/18		305,000	288,225
#	Kinove German Bondco 144A
	9.625% 6/15/18		220,000	200,200
#	Longview Fibre Paper
	& Packaging 144A
	8.00% 6/1/16		305,000	308,050
	Lyondell Chemical
	11.00% 5/1/18		162,208	175,590
#	Lyondellbasell Industries 144A
	6.00% 11/15/21		160,000	164,000
#	MacDermid 144A
	9.50% 4/15/17		366,000	351,360
#	Masonite International 144A
	8.25% 4/15/21		300,000	283,500
#	Millar Western Forest Products
	144A 8.50% 4/1/21		225,000	172,125
	Momentive Performance
	Materials 9.00% 1/15/21		581,000	416,867
#	Murray Energy 144A
	10.25% 10/15/15		270,000	267,975
	Norcraft 10.50% 12/15/15		336,000	304,080
#	Nortek 144A 8.50% 4/15/21		320,000	264,800
*	Ply Gem Industries
	13.125% 7/15/14		275,000	262,625
	Polypore International
	7.50% 11/15/17		290,000	298,700
=@	Port Townsend 7.32% 8/27/12		30,617	13,931
	Rio Tinto Finance USA
	3.75% 9/20/21		20,000	20,286

(continues)      13

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Ryerson
	•7.804% 11/1/14	USD	166,000	$151,890
	12.00% 11/1/15		201,000	202,508
	Teck Resources 9.75% 5/15/14		13,000	15,349
#	Xstrata Canada Financial 144A
	4.95% 11/15/21		30,000	29,320
				7,340,924
Brokerage – 0.03%
	Jefferies Group
	6.25% 1/15/36		5,000	3,788
	6.45% 6/8/27		10,000	7,940
	Lazard Group 6.85% 6/15/17		34,000	35,701
				47,429
Capital Goods – 2.34%
	Anixter 10.00% 3/15/14		15,000	17,100
	Berry Plastics
	*9.75% 1/15/21		307,000	294,720
	10.25% 3/1/16		160,000	148,000
#	DAE Aviation Holdings 144A
	11.25% 8/1/15		294,000	307,230
	Kratos Defense & Security
	Solutions 10.00% 6/1/17		265,000	268,313
*	Manitowoc 9.50% 2/15/18		255,000	264,563
*	Mueller Water Products
	7.375% 6/1/17		300,000	264,375
	Pregis 12.375% 10/15/13		287,000	268,345
#	Reynolds Group Issuer 144A
	8.25% 2/15/21		125,000	106,875
	9.00% 4/15/19		310,000	280,550
	9.875% 8/15/19		520,000	478,400
#	Sealed Air 144A
	8.125% 9/15/19		70,000	74,550
	8.375% 9/15/21		95,000	101,888
	Stanley Black & Decker
	3.40% 12/1/21		10,000	10,062
	TriMas 9.75% 12/15/17		210,000	224,700
#	Votorantim Cimentos 144A
	7.25% 4/5/41		1,118,000	1,092,844
	Waste Management
	2.60% 9/1/16		5,000	5,083
				4,207,598
Communications – 3.48%
	American Tower 5.90% 11/1/21		20,000	21,237
	CenturyLink 6.45% 6/15/21		10,000	9,659
#	Clearwire Communications 144A
	12.00% 12/1/15		524,000	445,399
#	Columbus International 144A
	11.50% 11/20/14		270,000	280,800
	Cricket Communications
	7.75% 5/15/16		130,000	130,325
	7.75% 10/15/20		180,000	141,750
#	Crown Castle Towers 144A
	4.883% 8/15/20		30,000	30,946
#	Digicel Group 144A
	8.875% 1/15/15		115,000	113,850
	9.125% 1/15/15		120,000	118,800
	10.50% 4/15/18		125,000	125,625
	DIRECTV Holdings 5.00% 3/1/21		15,000	15,590
#	EH Holding 144A
	7.625% 6/15/21		245,000	241,938
	Frontier Communications
	7.125% 3/15/19		120,000	108,600
#	Integra Telecom Holdings 144A
	10.75% 4/15/16		225,000	199,688
	Intelsat Bermuda
	11.25% 2/4/17		755,000	696,487
	PIK 11.50% 2/4/17		319,784	294,201
	Level 3 Communications
	11.875% 2/1/19		170,000	176,800
	Level 3 Financing 10.00% 2/1/18		297,000	305,910
	MetroPCS Wireless
	6.625% 11/15/20		165,000	144,375
	NII Capital 7.625% 4/1/21		150,000	153,000
	PAETEC Holding
	9.875% 12/1/18		195,000	212,063
	Qwest
	6.75% 12/1/21		10,000	10,475
	8.375% 5/1/16		60,000	68,325
	Qwest Communications
	International 7.50% 2/15/14		100,000	100,875
	Satmex Escrow 9.50% 5/15/17		145,000	147,900
	Sprint Capital 8.75% 3/15/32		348,000	272,310
	Sprint Nextel 8.375% 8/15/17		260,000	224,250
	Telecom Italia Capital
	5.25% 10/1/15		35,000	31,688
	Telefonica Emisiones
	5.462% 2/16/21		20,000	17,881
	Telesat Canada 12.50% 11/1/17		199,000	221,388
	Time Warner Cable
	5.50% 9/1/41		5,000	4,987
	8.25% 4/1/19		20,000	24,852
	Verizon Communications
	3.50% 11/1/21		15,000	14,956
#	VimpelCom Holdings 144A
	7.504% 3/1/22		275,000	240,281
#	Vivendi 144A 6.625% 4/4/18		25,000	28,197
	West 7.875% 1/15/19		300,000	301,500
#	Wind Acquisition Finance 144A
	11.75% 7/15/17		330,000	286,275
	Windstream
	7.50% 4/1/23		235,000	222,075
	7.875% 11/1/17		55,000	57,750
				6,243,008
Consumer Cyclical – 2.04%
	Brown Shoe 7.125% 5/15/19		240,000	226,800
#	Burlington Coat Factory
	Warehouse 144A
	10.00% 2/15/19		475,000	459,562

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
*	CKE Restaurants
	11.375% 7/15/18	USD	197,000	$210,790
	CVS Caremark 5.75% 5/15/41		25,000	27,556
	Dave & Buster’s 11.00% 6/1/18		330,000	339,900
	DineEquity 9.50% 10/30/18		410,000	426,399
	Express 8.75% 3/1/18		118,000	124,490
	Hanesbrands 6.375% 12/15/20		280,000	278,250
	Historic TW 6.875% 6/15/18		20,000	23,570
#	Icon Health & Fitness 144A
	11.875% 10/15/16		108,000	87,480
	Michaels Stores
	11.375% 11/1/16		95,000	100,225
	13.00% 11/1/16		185,000	197,025
#	Needle Merger Sub 144A
	8.125% 3/15/19		245,000	226,625
	OSI Restaurant Partners
	10.00% 6/15/15		290,000	300,150
	Quiksilver 6.875% 4/15/15		250,000	233,750
	Rite Aid 8.625% 3/1/15		70,000	65,450
#	Sealy Mattress 144A
	10.875% 4/15/16		10,000	10,950
	Tops Holdings
	10.125% 10/15/15		281,000	291,538
	Western Union 3.65% 8/22/18		10,000	10,122
	Wyndham Worldwide
	5.625% 3/1/21		10,000	10,349
	5.75% 2/1/18		5,000	5,279
				3,656,260
Consumer Non-Cyclical – 1.33%
	Amgen 3.45% 10/1/20		30,000	28,772
#	Aristotle Holding 144A
	4.75% 11/15/21		20,000	20,245
#	Armored Autogroup 144A
	9.25% 11/1/18		335,000	269,675
	Bio-Rad Laboratories
	4.875% 12/15/20		5,000	5,215
#	Blue Merger Sub 144A
	7.625% 2/15/19		300,000	270,000
	Boston Scientific 6.00% 1/15/20		10,000	10,942
	CareFusion 6.375% 8/1/19		65,000	76,283
	Celgene 3.95% 10/15/20		20,000	20,051
	Covidien International Finance
	4.20% 6/15/20		20,000	21,786
*	Dean Foods 7.00% 6/1/16		219,000	213,525
	Dentsply International
	4.125% 8/15/21		35,000	36,022
	Dr. Pepper Snapple Group
	2.60% 1/15/19		5,000	4,921
	3.20% 11/15/21		5,000	4,939
	General Mills 3.15% 12/15/21		15,000	14,853
	Hospira 6.40% 5/15/15		95,000	105,801
	Medco Health Solutions
	4.125% 9/15/20		5,000	4,920
	7.125% 3/15/18		10,000	11,572
	NBTY 9.00% 10/1/18		318,000	340,260
*	Pinnacle Foods Finance
	10.625% 4/1/17		355,000	369,200
	Quest Diagnostics 4.70% 4/1/21		5,000	5,264
	Safeway 4.75% 12/1/21		10,000	9,975
	Sara Lee 4.10% 9/15/20		8,000	8,032
	Smucker (J.M.) 3.50% 10/15/21		25,000	24,968
	Teva Pharmaceutical Finance
	3.65% 11/10/21		25,000	24,621
*	Visant 10.00% 10/1/17		145,000	134,125
#	Viskase 144A 9.875% 1/15/18		273,000	273,683
#	Woolworths 144A
	3.15% 4/12/16		20,000	20,592
	4.55% 4/12/21		25,000	26,575
	Zimmer Holdings
	4.625% 11/30/19		30,000	32,279
				2,389,096
Energy – 5.37%
	American Petroleum Tankers
	Parent 10.25% 5/1/15		304,000	311,600
	Antero Resources Finance
	9.375% 12/1/17		266,000	281,960
	BHP Billiton Finance USA
	3.25% 11/21/21		15,000	15,121
#	Calumet Specialty
	Products Partners 144A
	9.375% 5/1/19		440,000	424,600
	Chaparral Energy 8.25% 9/1/21		445,000	440,550
	Chesapeake Energy
	6.50% 8/15/17		135,000	141,750
	6.625% 8/15/20		122,000	126,880
	6.875% 11/15/20		18,000	18,990
	Comstock Resources
	7.75% 4/1/19		305,000	289,750
	Copano Energy 7.75% 6/1/18		199,000	199,000
	Crosstex Energy 8.875% 2/15/18		210,000	224,700
	Encana 3.90% 11/15/21		30,000	29,405
	Ensco 4.70% 3/15/21		25,000	25,422
	EQT 4.875% 11/15/21		10,000	9,922
#	Helix Energy Solutions 144A
	9.50% 1/15/16		346,000	361,570
#	Hercules Offshore 144A
	10.50% 10/15/17		227,000	219,055
#	Hilcorp Energy I 144A
	8.00% 2/15/20		271,000	286,583
	Holly 9.875% 6/15/17		206,000	227,115
	Inergy 6.875% 8/1/21		25,000	23,875
#	Kodiak Oil & Gas 144A
	8.125% 12/1/19		270,000	274,388
#	Laredo Petroleum 144A
	9.50% 2/15/19		325,000	338,406
	Linn Energy
	8.625% 4/15/20		241,000	253,050
	#144A 6.50% 5/15/19		60,000	57,300

(continues)       15

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	MarkWest Energy Partners
	6.50% 8/15/21	USD	270,000	$276,750
#	NFR Energy 144A
	9.75% 2/15/17		504,000	435,960
	Noble Energy 8.25% 3/1/19		20,000	25,812
#	Oasis Petroleum 144A
	7.25% 2/1/19		235,000	240,875
	Offshore Group Investments
	11.50% 8/1/15		240,000	258,600
	Pemex Project Funding Master
	Trust 6.625% 6/15/35		1,000,000	1,109,999
	Petrobras International Finance
	5.375% 1/27/21		15,000	15,329
	PetroHawk Energy
	7.25% 8/15/18		300,000	337,500
#	Petroleos Mexicanos 144A
	6.50% 6/2/41		512,000	555,519
	Petroleum Development
	12.00% 2/15/18		267,000	287,025
	Pioneer Drilling
	9.875% 3/15/18		276,000	286,005
	#144A 9.875% 3/15/18		85,000	88,081
	Pride International
	6.875% 8/15/20		20,000	23,081
	Quicksilver Resources
	9.125% 8/15/19		270,000	284,513
	SandRidge Energy
	7.50% 3/15/21		300,000	276,000
	8.75% 1/15/20		10,000	9,850
	Statoil 3.15% 1/23/22		20,000	20,044
*	TNK-BP Finance 7.875% 3/13/18		400,000	444,499
	Transocean 5.05% 12/15/16		15,000	14,986
	Weatherford Bermuda
	9.625% 3/1/19		15,000	19,226
#	Woodside Finance 144A
	8.125% 3/1/14		15,000	16,891
	8.75% 3/1/19		15,000	19,118
				9,626,655
Financials – 0.81%
	E Trade Financial PIK
	12.50% 11/30/17		257,000	291,695
	General Electric Capital
	4.65% 10/17/21		20,000	20,117
	6.00% 8/7/19		95,000	105,551
•#	ILFC E-Capital Trust I 144A
	4.77% 12/21/65		265,000	160,243
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		455,000	301,438
	International Lease Finance
	6.25% 5/15/19		12,000	10,687
	8.75% 3/15/17		20,000	20,200
	Nuveen Investments
	10.50% 11/15/15		445,000	427,199
	#144A 10.50% 11/15/15		130,000	123,500
				1,460,630
Healthcare – 1.72%
	Accellent 10.00% 11/1/17		140,000	110,600
#	AMGH Merger Sub 144A
	9.25% 11/1/18		285,000	284,288
	Becton, Dickinson
	3.125% 11/8/21		15,000	14,974
	Community Health Systems
	*8.875% 7/15/15		169,000	174,070
	#144A 8.00% 11/15/19		145,000	141,013
	HCA Holdings 7.75% 5/15/21		275,000	271,563
	HealthSouth 7.75% 9/15/22		60,000	58,500
#	Immucor 144A
	11.125% 8/15/19		140,000	143,500
#	inVentiv Health 144A
	10.00% 8/15/18		215,000	204,788
#	Kinetic Concepts 144A
	10.50% 11/1/18		85,000	81,813
	Lantheus Medical Imaging
	9.75% 5/15/17		376,000	313,019
	LVB Acquisition
	11.625% 10/15/17		289,000	310,674
#	Multiplan 144A 9.875% 9/1/18		323,000	323,807
*	Radiation Therapy Services
	9.875% 4/15/17		261,000	197,055
	Radnet Management
	10.375% 4/1/18		209,000	186,010
#	STHI Holding 144A
	8.00% 3/15/18		275,000	279,813
				3,095,487
Industrials – 0.03%
	PerkinElmer 5.00% 11/15/21		10,000	10,088
	Yale University 2.90% 10/15/14		45,000	47,582
				57,670
Insurance – 0.98%
•	American International Group
	8.175% 5/15/58		325,000	288,031
•	Chubb 6.375% 3/29/67		15,000	14,775
	Coventry Health Care
	5.45% 6/15/21		25,000	27,340
#	Highmark 144A
	4.75% 5/15/21		15,000	15,119
	6.125% 5/15/41		5,000	5,289
•	ING Groep 5.775% 12/29/49		795,000	536,624
•#	Liberty Mutual Group 144A
	7.00% 3/15/37		405,000	340,200
	MetLife 6.40% 12/15/36		100,000	91,364
	Prudential Financial
	3.875% 1/14/15		35,000	35,987
•	XL Group 6.50% 12/29/49		510,000	400,350
				1,755,079
Media – 2.19%
	Affinion Group
	7.875% 12/15/18		407,000	340,863
#	AMC Networks 144A
	7.75% 7/15/21		305,000	324,063

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Media (continued)
#	AMO Escrow 144A
	11.50% 12/15/17	USD	142,000	$129,930
	Cablevision Systems
	8.00% 4/15/20		134,000	136,680
	CCO Holdings
	7.00% 1/15/19		25,000	25,281
	8.125% 4/30/20		370,000	392,199
	Clear Channel Communications
	9.00% 3/1/21		310,000	257,300
	Entravision Communications
	8.75% 8/1/17		375,000	368,438
	MDC Partners
	11.00% 11/1/16		262,000	280,340
	#144A 11.00% 11/1/16		125,000	132,500
	Nexstar Broadcasting
	8.875% 4/15/17		240,000	243,600
#	Ono Finance II 144A
	10.875% 7/15/19		390,000	325,650
#	UPC Holding 144A
	9.875% 4/15/18		345,000	357,075
	Videotron 9.125% 4/15/18		15,000	16,538
	Virgin Media Finance
	8.375% 10/15/19		120,000	129,000
	WMG Acquisition
	9.50% 6/15/16		175,000	184,625
#	WPP Finance 2010 144A
	4.75% 11/21/21		10,000	9,786
#	XM Satellite Radio 144A
	7.625% 11/1/18		260,000	269,100
				3,922,968
Natural Gas – 0.11%
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		10,000	11,046
•	Enbridge Energy Partners
	8.05% 10/1/37		25,000	26,195
	Energy Transfer Partners
	9.70% 3/15/19		15,000	18,187
	Enterprise Products Operating
	•7.034% 1/15/68		35,000	36,226
	9.75% 1/31/14		5,000	5,786
	Kinder Morgan Energy Partners
	9.00% 2/1/19		20,000	24,767
	Plains All American Pipeline
	8.75% 5/1/19		10,000	12,604
	Sempra Energy 6.15% 6/15/18		20,000	23,393
•	TransCanada Pipelines
	6.35% 5/15/67		35,000	35,000
				193,204
Real Estate – 0.10%
	Brandywine Operating
	Partnership 4.95% 4/15/18		15,000	14,517
	Developers Diversified Realty
	4.75% 4/15/18		5,000	4,684
	7.50% 4/1/17		5,000	5,436
	7.875% 9/1/20		20,000	21,677
	Digital Realty Trust
	5.25% 3/15/21		20,000	19,660
	5.875% 2/1/20		10,000	10,346
	Health Care REIT 5.25% 1/15/22		20,000	19,262
#	Host Hotels & Resorts 144A
	6.00% 10/1/21		21,000	21,158
	Regency Centers
	5.875% 6/15/17		20,000	21,710
	Simon Property Group
	4.125% 12/1/21		15,000	14,999
	Vornado Realty 5.00% 1/15/22		15,000	14,932
#	WEA Finance 144A
	4.625% 5/10/21		20,000	19,230
				187,611
Services – 3.61%
	ARAMARK 8.50% 2/1/15		173,000	178,190
#	ARAMARK Holdings PIK 144A
	8.625% 5/1/16		300,000	306,000
	Beazer Homes USA
	9.125% 6/15/18		80,000	53,200
	9.125% 5/15/19		355,000	233,413
	Cardtronics 8.25% 9/1/18		104,000	113,100
	Casella Waste Systems
	7.75% 2/15/19		310,000	303,025
	11.00% 7/15/14		10,000	10,850
*#	Delta Air Lines 144A
	12.25% 3/15/15		228,000	242,820
#	Equinox Holdings 144A
	9.50% 2/1/16		261,000	264,915
	Harrah’s Operating
	10.00% 12/15/18		707,000	456,014
	Host Marriott 6.375% 3/15/15		245,000	249,594
	Iron Mountain 8.375% 8/15/21		140,000	147,700
	Kansas City Southern de Mexico
	6.125% 6/15/21		60,000	62,100
	8.00% 2/1/18		227,000	249,700
	Kansas City Southern Railway
	13.00% 12/15/13		2,000	2,270
	M/I Homes 8.625% 11/15/18		486,000	428,895
*	Marina District Finance
	9.875% 8/15/18		98,000	87,955
	MGM Resorts International
	11.375% 3/1/18		813,000	880,072
	Peninsula Gaming
	10.75% 8/15/17		295,000	303,850
	PHH 9.25% 3/1/16		226,000	233,910
*	Pinnacle Entertainment
	8.75% 5/15/20		243,000	236,925
	RSC Equipment Rental
	8.25% 2/1/21		255,000	243,525
	10.25% 11/15/19		25,000	26,375
#	Seven Seas Cruises 144A
	9.125% 5/15/19		415,000	425,894
	Standard Pacific 10.75% 9/15/16		134,000	137,350

(continues)       17

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services (continued)
*	Swift Services Holdings
	10.00% 11/15/18	USD	110,000	$114,950
*#	Swift Transportation 144A
	12.50% 5/15/17		116,000	123,540
#	United Air Lines 144A
	12.00% 11/1/13		352,000	365,200
				6,481,332
Technology – 2.22%
	Advanced Micro Devices
	7.75% 8/1/20		440,000	444,400
	Aspect Software
	10.625% 5/15/17		234,000	238,680
	Avaya
	9.75% 11/1/15		45,000	35,438
	#144A 7.00% 4/1/19		300,000	270,000
	PIK 10.125% 11/1/15		190,000	151,050
	Broadcom 2.70% 11/1/18		10,000	9,848
	CDW 12.535% 10/12/17		335,000	333,325
*	First Data 11.25% 3/31/16		890,000	729,799
	GXS Worldwide 9.75% 6/15/15		292,000	270,830
	Hewlett-Packard
	4.30% 6/1/21		15,000	15,287
	4.375% 9/15/21		15,000	15,371
#	iGate 144A 9.00% 5/1/16		290,000	291,450
	MagnaChip Semiconductor
	10.50% 4/15/18		186,000	191,115
	National Semiconductor
	6.60% 6/15/17		20,000	24,348
#	Seagate HDD Cayman 144A
	7.75% 12/15/18		300,000	310,500
#	Seagate Technology International
	144A 10.00% 5/1/14		10,000	11,400
	Symantec 4.20% 9/15/20		5,000	5,002
#	Telcordia Technologies 144A
	11.00% 5/1/18		485,000	606,250
	Xerox
	4.50% 5/15/21		10,000	9,966
	6.35% 5/15/18		10,000	11,188
				3,975,247
Transportation – 0.07%
#	Brambles USA 144A
	3.95% 4/1/15		15,000	15,659
	5.35% 4/1/20		15,000	16,314
	Burlington Northern Santa Fe
	3.45% 9/15/21		5,000	5,071
	5.65% 5/1/17		5,000	5,735
	CSX
	4.25% 6/1/21		20,000	21,095
	5.50% 4/15/41		5,000	5,492
#	ERAC USA Finance 144A
	5.25% 10/1/20		35,000	37,008
	Ryder System 3.50% 6/1/17		25,000	25,719
				132,093
Utilities – 1.01%
	AES 8.00% 6/1/20		64,000	69,520
	Ameren Illinois 9.75% 11/15/18		80,000	106,530
#	American Transmission Systems
	144A 5.25% 1/15/22		25,000	27,047
	Baltimore Gas & Electric
	3.50% 11/15/21		10,000	9,962
#	Calpine 144A
	7.50% 2/15/21		175,000	179,375
	7.875% 1/15/23		120,000	124,500
	Carolina Power & Light
	3.00% 9/15/21		15,000	15,133
	CenterPoint Energy
	5.95% 2/1/17		13,000	14,667
	CMS Energy
	4.25% 9/30/15		10,000	10,013
	6.25% 2/1/20		5,000	5,179
	Commonwealth Edison
	3.40% 9/1/21		10,000	10,212
	4.00% 8/1/20		5,000	5,361
	5.80% 3/15/18		5,000	5,859
	Elwood Energy 8.159% 7/5/26		220,414	216,834
	Florida Power 5.65% 6/15/18		5,000	5,928
*	GenOn Energy
	9.50% 10/15/18		137,000	139,055
	9.875% 10/15/20		130,000	129,675
#	Ipalco Enterprises 144A
	5.00% 5/1/18		10,000	9,552
#	LG&E & KU Energy 144A
	4.375% 10/1/21		20,000	20,611
*	Mirant Americas 8.50% 10/1/21		345,000	319,126
	Nisource Finance
	4.45% 12/1/21		10,000	10,122
	5.80% 2/1/42		10,000	10,263
	Pennsylvania Electric
	5.20% 4/1/20		25,000	27,958
•	PPL Capital Funding
	6.70% 3/30/67		25,000	24,151
	PPL Electric Utilities
	3.00% 9/15/21		10,000	10,004
	Public Service Oklahoma
	5.15% 12/1/19		30,000	33,105
	Puget Energy 6.00% 9/1/21		5,000	5,001
•	Puget Sound Energy
	6.974% 6/1/67		210,000	208,523
	Southern California Edison
	5.50% 8/15/18		20,000	23,778
	Wisconsin Electric Power
	2.95% 9/15/21		10,000	10,046
•	Wisconsin Energy
	6.25% 5/15/67		20,000	20,023
				1,807,113
Total Corporate Bonds
	(cost $63,776,937)			61,434,939

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Asset-Backed Securities – 0.13%
Citicorp Residential
Mortgage Securities
Series 2006-3 A5
5.948% 11/25/36	USD	100,000	$74,133
Discover Card Master Trust
Series 2007-A1 A1
5.65% 3/16/20		100,000	118,722
John Deere Owner Trust
Series 2009-A A4
3.96% 5/16/16		25,000	25,356
Series 2010-A 4A
2.13% 10/17/16		15,000	15,295
• Merrill Auto Trust Securitization
Series 2007-1 A4
0.309% 12/15/13		3,891	3,890
Total Non-Agency Asset-Backed
Securities (cost $232,066)			237,396

Non-Agency Collateralized Mortgage Obligations – 0.15%
•@ Bear Stearns ARM Trust
Series 2007-1 3A2
5.341% 2/25/47		145,547	19,254
Citicorp Mortgage Securities
Series 2006-4 3A1
5.50% 8/25/21		7,962	7,968
Series 2007-1 2A1
5.50% 1/25/22		54,821	53,970
• Citigroup Mortgage Loan Trust
Series 2007-AR8 1A3A
5.661% 8/25/37		66,814	45,808
• GSR Mortgage Loan Trust
Series 2006-AR1 3A1
5.029% 1/25/36		122,810	100,595
• MASTR ARM Trust Series 2006-2
4A1 4.877% 2/25/36		48,671	43,105
Total Non-Agency Collateralized
Mortgage Obligations
(cost $441,578)			270,700

«Senior Secured Loans – 0.68%
Brock Holdings III
10.00% 2/15/18		100,000	92,584
Clear Channel Communications
Tranche B 3.89% 1/29/16		370,000	277,113
Dynegy Power Tranche 1st Lien
9.25% 7/11/16		140,000	141,730
PQ 6.74% 7/30/15		310,000	275,255
Texas Competitive Electric
Holdings 3.76% 10/10/14		590,000	430,700
Total Senior Secured Loans
(cost $1,285,794)			1,217,382

Sovereign Bonds – 5.69%Δ
Brazil – 2.93%
Brazil Notas do Tesouro
Nacional Serie F
10.00% 1/1/17	BRL	8,000,000	4,285,182
Republic of Brazil
5.625% 1/7/41	USD	857,000	974,837
			5,260,019
Chile – 0.38%
Chile Government
International Bond
5.50% 8/5/20	CLP	330,000,000	670,368
			670,368
Indonesia – 0.67%
Indonesia Treasury Bond
11.00% 11/15/20	IDR	8,504,000,000	1,203,434
			1,203,434
Mexico – 0.45%
Mexican Bonos
6.50% 6/10/21	MXN	3,020,000	225,530
7.50% 6/3/27	MXN	742,200	56,819
8.50% 5/31/29	MXN	6,420,300	530,768
			813,117
Panama – 0.51%
Panama Government
International Bond
6.70% 1/26/36	USD	700,000	910,000
			910,000
Poland – 0.58%
Poland Government
5.25% 10/25/17	PLN	1,851,000	543,198
Poland Government
International Bond
5.00% 3/23/22	USD	508,000	494,665
			1,037,863
Russia – 0.06%
Russia-Eurobond
7.50% 3/31/30		95,065	111,701
			111,701
Turkey – 0.11%
Turkey Government
International Bond
7.375% 2/5/25		170,000	193,800
			193,800
Total Sovereign Bonds
(cost $10,109,429)			10,200,302

U.S. Treasury Obligations – 0.27%
U.S. Treasury Bond
4.375% 5/15/41		60,000	75,722
U.S. Treasury Notes
*0.875% 11/30/16		185,000	184,321
*1.00% 10/31/16		155,000	155,557
1.375% 9/30/18		10,000	9,926
*2.00% 11/15/21		50,000	49,695
Total U.S. Treasury Obligations
(cost $468,335)			475,221

(continues)       19

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Leveraged Non-Recourse Security – 0.00%
w@#	JPMorgan Fixed Income
	Pass Through Trust
	144A Series 2007-B
	8.845% 1/15/87	USD	500,000	$0
	Total Leveraged Non-Recourse
	Security (cost $425,000)			0

		Number of
		Shares
Residual Interest Trust Certificate – 0.00%
=w@#	Freddie Mac Auction Pass
	Through Trust 144A
	Series 2007-6		150,000	0
	Total Residual Interest Trust
	Certificate (cost $163,257)			0

	Exchange-Traded Fund – 2.41%
*	iShares IBOXX $ High Yield
	Corporate Bond Fund		50,000	4,330,000
	Total Exchange Traded Fund
	(cost $4,499,835)			4,330,000

	Limited Partnership – 0.02%
*	Brookfield Infrastructure Partners		1,600	41,040
	Total Limited Partnership
	(cost $30,407)			41,040

	Preferred Stock – 0.81%
	Alabama Power 5.625%		410	10,340
	Ally Financial
	•∏8.50%		5,000	86,750
	#144A 7.00%		800	560,499
@	Cogdell Spencer 8.50%		5,100	110,313
	DDR 7.50%		1,925	46,932
	Freddie Mac 6.02%		34,000	54,825
•	GMAC Capital Trust I 8.125%		15,000	285,000
•†	PNC Financial Services
	Group 8.25%		10,000	10,330
	ProLogis 6.75%		7,050	172,514
=	PT Holdings		20	0
*	Vornado Realty Trust 6.625%		3,700	91,649
†@	W2007 Grace Acquisitions 8.75%		10,000	25,625
	Total Preferred Stock
	(cost $2,563,000)			1,454,777

	Warrants – 0.00%
=	Nieuwe Steen		100	0
=@∏	Port Townsend		20	0
	Total Warrants (cost $480)			0

		Principal
		Amount°
	Short-Term Investments – 11.07%
	≠Discount Note – 0.25%
	Federal Home Loan Bank
	0.01% 12/23/11	USD	455,874	455,871
				455,871
	Repurchase Agreement – 10.82%
	BNP Paribas 0.08%, dated
	11/30/11, to be repurchased
	on 12/1/11, repurchase price
	$19,416,043 (collateralized
	by U.S. government
	obligations 0.00%-4.25%
	1/13/12-5/15/21; market
	value $19,804,320)		19,416,000	19,416,000
				19,416,000
	Total Short-Term Investments
	(cost $19,871,871)			19,871,871

	Total Value of Securities Before
	Securities Lending Collateral – 126.19%
	(cost $233,382,025)			226,409,171

		Number of
		Shares
Securities Lending Collateral** – 7.51%
	Investment Companies
	BNY Mellon SL DBT II
	Liquidating Fund		163,947	157,207
	Delaware Investments
	Collateral Fund No.1		13,309,882	13,309,882
@†	Mellon GSL
	Reinvestment Trust II		385,685	0
	Total Securities Lending Collateral
	(cost $13,859,514)			13,467,089
	Total Value of Securities – 133.70%
	(cost $247,241,539)			239,876,260 ©

		Number of
		Contracts
	Written Option – (0.00%)
	Call Option – (0.00%)
	AHT, strike price $10.00, expires
	12/17/11 (MSC)		(120)	(600)
	Total Written Option
	(premium received $(2,241))			(600)

	Obligation to Return Securities
	Lending Collateral** – (7.73%)			(13,859,514)
Borrowing Under Line of Credit – (28.27%)				(50,725,000)
	Receivables and Other Assets
	Net of Other Liabilities – 2.30%			4,123,214
	Net Assets Applicable to 15,803,127
	Shares Outstanding; Equivalent to
	$11.35 Per Share – 100.00%			$179,414,360

Components of Net Assets at November 30, 2011:
Shares of beneficial interest
(unlimited authorization – no par)	$248,106,522
Distributions in excess of net investment income	(992,926)
Accumulated net realized loss on investments	(60,636,749)
Net unrealized depreciation of investments
and derivatives	(7,062,487)
Total net assets	$179,414,360

❖	Securities have been classified by type of business. Classification by country of origin has been presented on page 7 in “Security type/sector/country allocations.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2011, the aggregate amount of fair valued securities was $13,932, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2011, the aggregate amount of the restricted securities was $327,498, which represented 0.18% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
†	Non income producing security.
*	Fully or partially on loan.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2011, the aggregate amount of Rule 144A securities was $27,222,414, which represented 15.15% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of November 30, 2011. Interest rates reset periodically.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2011.
@	Illiquid security. At November 30, 2011, the aggregate amount of illiquid securities was $169,123, which represented 0.09% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2011.
Δ	Securities have been classified by country of origin.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
©	Includes $14,066,858 of securities loaned.

The following foreign currency exchange contracts and swap contracts were outstanding at November 30, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	AUD	12,480	USD	(12,892)	12/5/11	$(65)
MNB	CAD	53,661	USD	(52,983)	12/2/11	(372)
MNB	CHF	27,881	USD	(30,739)	12/5/11	(216)
MNB	EUR	14,610	USD	(19,766)	12/2/11	(133)
MNB	EUR	71,767	USD	(97,094)	12/5/11	(651)
MNB	GBP	39,416	USD	(62,175)	12/5/11	(314)
MNB	HKD	226,790	USD	(29,196)	12/2/11	(3)
MNB	JPY	(656,672)	USD	8,493	12/1/11	25
MNB	JPY	5,256,037	USD	(67,978)	12/5/11	(192)
MNB	KRW	5,396,140	USD	(4,804)	12/2/11	(74)
MNB	SEK	126,885	USD	(18,839)	12/5/11	(94)
MNB	THB	109,812	USD	(3,558)	12/6/11	(8)
						$(2,097)

Swap Contracts
CDS Contracts

	Swap		Annual		Unrealized
	Referenced	Notional	Protection	Termination	Appreciation
Counterparty	Obligation	Value	Payments	Date	(Depreciation)
	Protection
	Purchased:
BAML	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR 80,000	5.00%	12/20/16	$233
BCLY	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR 95,000	5.00%	12/20/16	916
					$1,149
	Protection Sold /
	Moody’s Rating:
JPMC	Tyson Foods
	CDS / Ba	USD 15,000	1.00%	3/20/16	$203
Total					$1,352

The use of foreign currency exchange contracts and swaps contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

(continues)       21

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

Summary of Abbreviations:
ADR — American Depositary Receipt
AHT — Ashford Hospitality Trust
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CAD — Canadian Dollar
CDS — Credit Default Swap
CHF — Swiss Franc
CLP — Chilean Peso
EUR — European Monetary Unit
FDR — Fiduciary Depositary Receipt
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
HKD — Hong Kong Dollar
IDR — Indonesian Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
MXN — Mexican Peso
NVDR — Non-voting Depository Receipt
PIK — Pay-in-kind
PLN — Polish Zloty
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduits
S.F. — Single Family
SEK — Swedish Krona
THB — Thailand Baht
USD — United States Dollar
yr — Year

Statement of operations

Delaware Enhanced Global Dividend and Income Fund
Year Ended November 30, 2011

Investment Income:
Interest	$7,048,213
Dividends	4,070,610
Securities lending income	184,381
Foreign tax withheld	(163,881)	$11,139,323

Expenses:
Management fees	2,070,162
Reports to shareholders	104,490
Legal fees	103,819
Accounting and administration expenses	81,920
Taxes	70,000
Dividend disbursing and transfer agent fees and expenses	43,025
Custodian fees	41,255
Consulting fees	34,326
Audit and tax	27,762
Leverage expenses	25,048
NYSE fees	23,988
Pricing fees	17,596
Trustees’ fees	9,003
Dues and services	8,041
Insurance fees	4,988
Registration fees	1,242
Trustees’ expenses	643
Total operating expenses (before interest expense)		2,667,308
Interest expense		639,757
Total operating expenses (after interest expense)		3,307,065
Net Investment Income		7,832,258

Net Realized and Unrealized Gain (Loss) on Investments and Derivatives:
Net realized gain (loss) on:
Investments		2,386,144
Options written		147,102
Swap contracts		26,747
Foreign currency exchange contracts		(122,861)
Foreign currencies		(576,773)
Net realized gain		1,860,359
Net change in unrealized appreciation/depreciation of investments and derivatives		(6,475,978)
Net Realized and Unrealized Loss on Investments and Derivatives		(4,615,619)

Net Increase in Net Assets Resulting from Operations		$3,216,639

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year Ended
	11/30/11	11/30/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,832,258	$7,373,688
Net realized gain	1,860,359	3,678,581
Net change in unrealized appreciation (depreciation)	(6,475,978)	8,310,279
Net increase in net assets resulting from operations	3,216,639	19,362,548

Dividends and Distributions to Shareholders from:[1]
Net investment income	(9,958,352)	(11,913,695)
Return of capital	(6,379,270)	(4,052,200)
	(16,337,622)	(15,965,895)

Capital Share Transactions:
Cost of shares reinvested[2]	675,989	1,020,065
Net assets from Fund merger[3]	31,394,740	—
Increase in net assets derived from capital share transactions	32,070,729	1,020,065

Net Increase in Net Assets	18,949,746	4,416,718

Net Assets:
Beginning of year	160,464,614	156,047,896
End of year (including distributions in excess of net investment income of $992,926 and $787,504, respectively)	$179,414,360	$160,464,614

1See Note 4 in “Notes to financial statements.”
2See Note 6 in “Notes to financial statements.”
3See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund
Year Ended November 30, 2011

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations	$3,216,639

Adjustments to reconcile net increase in net assets from
operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased	(59,020)
Increase in receivable from Fund merger	3,259,866
Increase in payable from Fund merger	(319,120)
Purchase of investment securities	(141,237,523)
Purchase of short-term investment securities, net	(7,116,225)
Proceeds from disposition of investment securities	153,344,184
Net realized gain on investment transactions	(2,151,008)
Net change in unrealized appreciation/depreciation	6,475,977
Increase in receivable for investments sold	(600,835)
Increase in interest and dividends receivable	(409,654)
Decrease in payable for investments purchased	(435,675)
Decrease in interest payable	(3,900)
Increase in accrued expenses and other liabilities	246,738
Total adjustments	10,993,805
Net cash provided by operating activities	14,210,444

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid	(16,337,622)
Cost of fund shares reinvested	675,989
Net cash used for financing activities	(15,661,633)
Effect of exchange rates on cash	67,199
Net decrease in cash	(1,383,990)
Cash at beginning of year	4,079,857
Cash at end of year	$2,695,867

Interest paid for borrowings during the year	$643,657

Noncash transactions from Fund merger:
Line of credit	10,725,000
Cost of investment securities	39,610,389
Cost of securities lending collateral	74,168

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/29/07[1]
	Year Ended				to
	11/30/11	11/30/10	11/30/09	11/30/08	11/30/07
Net asset value, beginning of period	$12.320	$12.060	$8.770	$17.640	$19.100

Income (loss) from investment operations:
Net investment income[2]	0.587	0.568	0.685	0.769	0.288
Net realized and unrealized gain (loss)	(0.327)	0.922	3.875	(7.935)	(1.285)
Total from investment operations	0.260	1.490	4.560	(7.166)	(0.997)

Less dividends and distributions from:
Net investment income	(0.750)	(0.918)	(0.668)	(0.644)	(0.284)
Return of capital	(0.480)	(0.312)	(0.602)	(1.060)	(0.142)
Total dividends and distributions	(1.230)	(1.230)	(1.270)	(1.704)	(0.426)

Capital share transactions
Common share offering costs charged to paid in capital	—	—	—	—	(0.037)
Total capital share transactions	—	—	—	—	(0.037)

Net asset value, end of period	$11.350	$12.320	$12.060	$8.770	$17.640

Market value, end of period	$10.920	$12.310	$12.290	$6.080	$15.370

Total return based on:[3]
Market value	(2.01% )	10.92%	134.96%	(54.14% )	(17.24% )
Net asset value	1.77%	13.13%	59.12%	(42.25% )	(4.97% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$179,414	$160,465	$156,048	$113,400	$228,204
Ratio of expenses to average net assets	1.98%	1.95%	2.14%	1.66%	1.17%
Ratio of expenses to adjusted average net assets (before interest expense)[4]	1.28%	1.22%	1.26%	1.24%	1.17%
Ratio of interest expense to adjusted average net assets[4]	0.31%	0.33%	0.35%	0.29%	—
Ratio of net investment income to average net assets	4.68%	4.68%	6.73%	5.33%	3.68%
Ratio of net investment income to adjusted average net assets[4]	3.76%	3.73%	5.06%	4.91%	3.68%
Portfolio turnover	72%	83%	88%	97%	175%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$50,725	$40,000	$40,000	$40,000	—
Asset coverage per $1,000 of debt outstanding at end of period	$4,537	$5,012	$4,901	$3,835	—

[1] Date of commencement of operations, ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[4] Adjusted average net assets excludes debt outstanding.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund
November 30, 2011

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008–November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010, this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year-end.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on November 30, 2011.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. There were no TBA transactions at the end of the year.

(continues)       27

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

1. Significant Accounting Policies (continued)

Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions will increase the Fund’s portfolio turnover rate.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2011.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its Investment Management Agreement, effective October 24, 2011, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.95% of the adjusted average daily net assets of the Fund. Prior to October 24, 2011, the Fund paid an annual fee of 1.00% of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of adjusted average daily net assets in excess of $50 billion. For purposes of the calculation of DSC fees, adjusted average daily net assets excludes the line of credit liability. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended November 30, 2011, the Fund was charged $10,310 for these services.

At November 30, 2011, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC	$179,444
Fees and other expenses payable to DSC	933
Other expenses payable to DMC and affiliates*	138,776

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2011, the Fund was charged $70,730 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Trustees of the Fund. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2011, the Fund made purchases of $135,670,050 and sales of $147,770,847 of investment securities other than U.S. government securities and short-term investments. For the year ended November 30, 2011, the Fund made purchases of $5,567,473, and sales of $5,573,337 of long-term U.S. government securities.

At November 30, 2011, the cost of investments for federal income tax purposes was $248,876,919. At November 30, 2011, net unrealized depreciation was $9,000,659, of which $12,549,318 related to unrealized appreciation of investments and $21,549,977 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$4,721,465	$—	$4,721,465
Common Stock	60,749,977	38,003,108	1	98,753,086
Corporate Debt	300,098	86,247,380	13,931	86,561,409
Foreign Debt	—	10,200,302	—	10,200,302
Exchange-Traded Fund	4,330,000	—	—	4,330,000
U.S. Treasury Obligations	—	475,221	—	475,221
Other	844,537	651,280	—	1,495,817
Short-Term Investments	—	19,871,871	—	19,871,871
Securities Lending Collateral	—	13,467,089	—	13,467,089
Total	$66,224,612	$173,637,716	$13,932	$239,876,260

Foreign Currency Exchange Contracts	$—	$(2,097)	$—	$(2,097)
Swap Contracts	$—	$1,352	$—	$1,352
Written Option	$(600)	$—	$—	$(600)

(continues)       29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset and
	Mortgage-			Securities
	Backed	Corporate	Common	Lending
	Securities	Debt	Stock	Collateral	Other	Total
Balance as of 11/30/10	$54,625	$353,027	$10,866	$—	$1	$418,519
Purchases*	—	29,265	96,795	74,168	20,280	220,508
Sales	(53,052)	(355,164)	(11,491)	—	—	(419,707)
Net realized gain	16	2,165	—	—	—	2,181
Transfers out of Level 3	(24,955)	—	—	—	—	(24,955)
Net change in unrealized appreciation/depreciation	23,366	(15,362)	(96,169)	(74,168)	(20,281)	(182,614)
Balance as of 11/30/11	$—	$13,931	$1	$—	$—	$13,932
Net change in unrealized appreciation/depreciation from investments still held as of 11/30/11	$27,209	$(15,334)	$(96,794)	$—	$(20,280)	$(105,199)

*Securities were received as part of the Fund Merger with Delaware Investments® Global Dividend and Income Fund, Inc. on the close of business on October 21, 2011. See Note 7.

During the year ended November 30, 2011, the Fund made transfers out of Level 3 investments into Level 2 investments in the amount of $24,955. The transfer was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing broker quoted price.

During the year ended November 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2011 and 2010 was as follows:

	Year Ended
	11/30/11	11/30/10
Ordinary income	$9,958,352	$11,913,695
Return of capital	6,379,270	4,052,200
Total	$16,337,622	$15,965,895

5. Components of Net Assets on a Tax Basis

As of November 30, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$248,106,522
Capital loss carryforwards*	(59,635,497)
Other temporary differences	(1,441)
Unrealized depreciation	(9,055,224)
Net assets	$179,414,360

*This amount includes $7,927,235 of capital loss carryforward from the Fund’s merger with Delaware Investments Global Dividend and Income Fund, Inc. on the close of business on October 21, 2011. See Note 7.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, contingent payment debt instruments, mark-to-market of foreign currency exchange contracts, partnership income, tax treatment of CDS contracts, market discount and premium on debt instruments and unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, contingent payment debt instruments, CDS contracts, foreign capital gain taxes, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2011, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$1,920,672
Accumulated net realized gain	(8,303,985)
Paid-in capital	6,383,313

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,850,392 was utilized in 2011. Capital loss carryforwards remaining at November 30, 2011 will expire as follows: $3,377,704 expires in 2015, $34,009,571 expires in 2016 and $22,248,222 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare Shareowner Services LLC (formerly BNY Mellon Shareowner Services), in the open market if the shares of the Fund are trading at a discount to the Fund’s net asset value on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s net asset value on the dividend payment date, the Fund will issue shares to shareholders of record at net asset value. During the year ended November 30, 2011, the Fund issued 52,357 shares for $675,989 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates. During the year ended November 30, 2010, the Fund issued 83,412 shares for $1,020,065 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates.

7. Fund Merger

As of the close of business on October 21, 2011, the Fund acquired all of the assets of the Delaware Investments® Global Dividend and Income Fund, Inc. (Acquired Fund), a closed-end investment management company, in exchange for the shares of the Fund (Acquiring Fund) pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the Acquiring Fund equal to the aggregate net asset value of shares in the Acquired Fund prior to the Reorganization, as shown in the following table:

Acquiring Fund	Acquired Fund
Shares	Shares	Value
2,725,926	4,789,889	$31,394,740

The Reorganization was treated as a non-taxable event and, accordingly, the Acquired Fund’s basis in securities acquired reflected historical cost basis as of the date of transfer. The net assets, net unrealized depreciation, distributions in excess of net investment income, and accumulated net realized loss of the Acquired Fund as of the close of business on October 21, 2011, were as follows:

Net assets	$31,394,740
Distributions in excess of net investment income	150,321
Accumulated net realized loss	(8,258,081)
Net unrealized depreciation	(405,624)

The net assets of the Acquiring Fund before the acquisition were $150,504,258. The net assets of the Acquiring Fund immediately following the acquisition were $181,898,998.

Assuming that the acquisition had been completed on December 1, 2010, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended November 30, 2011, are as follows:

Net investment income	$8,721,735
Net realized gain on investments and foreign currencies	2,940,655
Change in unrealized depreciation and foreign currencies	(7,495,108)
Net increase in net assets resulting from operations	4,167,282

(continues)       31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Line of Credit

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since the close of business on October 21, 2011.

For the year ended November 30, 2011, the Fund borrowed money pursuant to a $50,000,000 Credit Agreement with BNY Mellon that expires on June 29, 2012 (June Credit Agreement). Depending on market conditions, the amount borrowed by the Fund pursuant to the June Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2011, the par value of loans outstanding under the June Credit Agreement was $40,000,000, at a variable interest rate of 1.8125%. During the year ended November 30, 2011, the average daily balance of loans outstanding was $40,000,000 at a weighted average interest rate of approximately 1.5609%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

In addition to the agreement above, effective as of the close of business on October 21, 2011, the Fund borrowed money pursuant to a $17,000,000 Credit Agreement with BNY Mellon that expires on November 28, 2012 (November Credit Agreement). Depending on market conditions, the amount borrowed by the Fund pursuant to the November Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2011, the par value of loans outstanding under the November Credit Agreement was $10,725,000 at a variable interest rate of 1.33%. During the year ended November 30, 2011, the average daily balance of loans outstanding was $10,725,000 at a weighted average interest rate of approximately 1.3852%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Options Contracts — During the year ended November 30, 2011, the Fund entered into written call option contracts. In the normal course of pursuing its investment objectives, the Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the year ended November 30, 2011 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2010	—	$—
Options written	1,934	161,969
Options expired	(1,610)	(147,102)
Options exercised	(170)	(10,827)
Options terminated in closing purchase transactions	(34)	(1,799)
Options outstanding at November 30, 2011	120	$2,241

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended November 30, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At November 30, 2011, the net unrealized appreciation of CDS contracts was $1,352. If a credit event had occurred for all open swap transactions where collateral posting was required as of November 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received EUR 160,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the statement of net assets, at November 30, 2011, the notional value of the protection sold was $15,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At November 30, 2011, the net unrealized appreciation of the protection sold was $203.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

(continues)       33

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

9. Derivatives (continued)

Fair values of derivative instruments as of November 30, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Forward currency exchange contracts)	Receivables and other assets net of other liabilities	$—	Receivables and other assets net of other liabilities	$(2,097)
Equity contracts (Written options)	Written option, at value	—	Written options, at value	(600)
Credit contracts (Swap contracts)	Receivables and other assets net of other liabilities	1,352	Receivables and other assets net of other liabilities	—
Total		$1,352		$(2,697)

The effect of derivative instruments on the statement of operations for the year ended November 30, 2011 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation)
		Derivatives	on Derivatives
	Location of Gain (Loss)	Recognized in	Recognized in
	on Derivatives Recognized in Income	Income	Income
Foreign currency exchange contracts (Forward currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(122,861)	$(5,544)
Equity contracts (Written options)	Net realized gain on options written and net change in unrealized appreciation/depreciation of investments and foreign currencies	147,102	1,641

Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	26,747	(14,424)

Total		$50,988	$(18,327)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended November 30, 2011. The average balance of derivatives held is generally similar to the value of derivative activity for the year ended November 30, 2011.

	Asset	Liability
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$161,157	$62,656
Swap contracts (average notional value)	35,904	149,770
Written options contracts (average cost)	—	8,721

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining initial collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At November 30, 2011, the value of securities on loan was $14,066,858, for which the Fund received collateral, comprised of non-cash collateral valued at $413,720 and cash collateral of $13,859,514. At November 30, 2011, the value of invested collateral was $13,467,089. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

(continues)       35

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

11. Credit and Market Risk (continued)

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Effective January 3, 2012, Computershare Shareowner Services LLC acquired BNY Mellon Shareowner Services’ transfer agency business that serviced the Fund (the “Acquisition”). Other than the Acquisition, Management has determined that no material events or transactions occurred subsequent to November 30, 2011 that would require recognition or disclosure in the Fund’s financial statements.

14. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2011, the Fund designates distributions paid during the year as follows:

(A)
Ordinary	(B)
Income	Return	Total	(C)
Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
60.95%	39.05%	100.00%	16.69%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.
[1] Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Fund intends to designate the $1,662,049 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Board of Trustees and Shareholders of
Delaware Enhanced Global Dividend and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) at November 30, 2011, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended November 30, 2009 and each of the periods prior were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 23, 2012

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on August 17, 2011. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

	Shares	Shares	No Ballot
Nominee	Voted For	Withheld	Received
Patrick P. Coyne	11,843,590.396	477,517.589	740,044.617
Thomas L. Bennett	11,826,776.854	494,331.131	740,044.617
John A. Fry	11,832,325.771	488,782.214	740,044.617
Anthony D. Knerr	11,844,123.004	476,984.981	740,044.617
Lucinda S. Landreth	11,846,589.849	474,518.136	740,044.617
Ann R. Leven	11,844,717.458	476,390.527	740,044.617
Thomas F. Madison	11,835,018.004	486,089.981	740,044.617
Janet L. Yeomans	11,838,226.089	482,881.896	740,044.617
J. Richard Zecher	11,832,802.546	488,305.439	740,044.617

Fund management

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Wayne A. Anglace, CFA
Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007, and a global opportunities hedge fund. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

(continues)       39

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Edward A. “Ned” Gray, CFA
Senior Vice President, Chief Investment Officer — Global and International Value Equity

Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 20 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Distribution Information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

	Investment		Long Term Capital	Total
	Income	Return of Capital	Gain/(Loss)	Distribution Amount
Month	Per Share	per Share	per Share	per Share
December 2010	$0.0607	$0.0418	$—	$0.1025
January 2011	$0.0420	$0.0605	—	$0.1025
February 2011	$0.0472	$0.0553	—	$0.1025
March 2011	$0.0501	$0.0524	—	$0.1025
April 2011	$0.0472	$0.0553	—	$0.1025
May 2011	$0.0999	$0.0026	—	$0.1025
June 2011	$0.0608	$0.0417	—	$0.1025
July 2011	$0.0401	$0.0624	—	$0.1025
August 2011	$0.0457	$0.0568	—	$0.1025
September 2011	$0.0548	$0.0477	—	$0.1025
October 2011	$0.0333	$0.0692	—	$0.1025
November 2011	$0.0427	$0.0598	—	$0.1025
Total	$0.6245	$0.6055	$—	$1.2300

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (formerly BNY Mellon Shareowner Services) (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

(continues)       41

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan (continued)

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone: 800-851-9677.

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment advisory agreement

At a meeting held on August 16–17, 2011 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreement for the Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in May 2011 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Directors reviewed and discussed the Lipper reports with independent legal counsel to the independent Directors. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Directors received assistance and advice from and met separately with independent legal counsel to the independent Directors. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended March 31, 2011. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all non-leveraged closed-end global funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile. The report further showed that the Fund’s total return for the three-year period was in the first quartile. The Board was satisfied with performance.

(continues)       43

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment advisory agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the Fund’s pending reorganization. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Change in independent registered public accounting firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Enhanced Global Dividend and Income Fund (the Fund) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Fund, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2010. During the fiscal years ended November 30, 2009 and 2008, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Fund and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Fund nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

Board of trustees/directors
and officers addendum

Delaware Investments®  Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees

Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	74	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member —
Philadelphia, PA	Chief Executive		at different times at		Kaydon Corp.
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer			Board of Governors
April 1963		since August 1, 2006			Member — Investment
Company Institute (ICI)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church

Board of Trustees —
Agnes Irwin School

Member of
Investment Committee —
Cradle of Liberty Council,
BSA (2007–2010)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	74	Chairman of
2005 Market Street		March 2005	(March 2004–Present)		Investment Committee
Philadelphia, PA					— Pennsylvania
19103			Investment Manager —		Academy of Fine Arts
Morgan Stanley & Co.
October 1947			(January 1984–March 2004)		Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticultural Society

Director —
Bryn Mawr
Bank Corp. (BMTC)
(2007–2011)
John A. Fry	Trustee	Since	President	74	Board of Governors
2005 Market Street		January 2001	Drexel University		Member — NASDAQ
Philadelphia, PA			(August 2010–Present)		OMX PHLX LLC
19103
			President —		Director and Audit
May 1960			Franklin & Marshall College		Committee Member —
			(June 2002–July 2010)		Community Health
Systems

Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities
Holdings (2005–2008)

(continues)       45

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Anthony D. Knerr	Trustee	Since	Managing Director —	74	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	74	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	74	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax Inc.
19103			(1983–Present)		(2001–2009)

November 1940					Director and Audit
Committee Chairperson
— Andy Warhol
Foundation (1999–2007)
Frances A. Sevilla-Sacasa	Trustee	Since	Executive Advisor to Dean	74	Trust Manager —
2005 Market Street		September 2011	(since August 2011)		Camden Property
Philadelphia, PA			and Interim Dean		Trust (since August 2011)
19103			(January 2011–July 2011)
			— University of Miami		Board of Trustees
January 1956			School of Business		Thunderbird School
			Administration		of Global Management
(2007–2011)
President — U.S. Trust,
			Bank of America Private		Board of Trustees
			Wealth Management		Carrollton School
			(Private Banking)		of the Sacred Heart
			(July 2007–December 2008)		(since 2007)

			President and Director		Board Member
			(November 2005–June 2007)		Foreign Policy
			and Chief Executive Officer		Association
			(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
			(Private Banking)		Board of Trustees
Georgetown
Preparatory School
(2005–2011)

Board of Trustees
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	74	Director and Audit
2005 Market Street		April 1999	(January 2006–Present)		Committee Member —
Philadelphia, PA			Vice President — Mergers & Acquisitions		Okabena Company
19103			(January 2003–January 2006), and
			Vice President and Treasurer		Chair — 3M Investment
July 1948			(July 1995–January 2003)		Management Company
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	74	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director —
July 1940			Founder —		Oxigene, Inc.
			Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	74	None[3]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	74	None[3]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	74	None[3]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	74	None[3]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor and its transfer agent.
3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor and transfer agent as the registrant.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Directors	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

John A. Fry†
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Frances A. Sevilla-Sacasa†
Executive Advisor to Dean
University of Miami School of
Business Administration
Coral Gables, FL

Janet L. Yeomans†
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s website at www.delawareinvestments.com; and (iii) on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7094

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer
agent
Computershare Shareowner Services LLC
(formerly BNY Mellon Shareowner Services)
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Website
www.delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare Shareowner Services LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

†Audit committee member

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $25,734 for the fiscal year ended November 30, 2011.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $15,400 for the fiscal year ended November 30, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,950 for the fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2011.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,850 for the fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,228,766 and $0 for the registrant’s fiscal years ended November 30, 2011 and November 30, 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, John A. Fry, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2011. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2011.

				Total Assets in
			No. of Accounts	Accounts with
	No. of	Total Assets	with Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon Andres
Registered Investment	9	$1.3 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	7	$244.4 million	0	$0
Wayne Anglace
Registered Investment	3	$706.8 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	27	$301.4 million	0	$0
Liu-Er Chen
Registered Investment	9	$3.6 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	16	$1.7 billion	0	$0
Thomas Chow
Registered Investment	12	$16.5 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	12	$4.1 billion	0	$0
Roger Early
Registered Investment	17	$20.5 billion	0	$0

Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	44	$6.1 billion	2	$622.6 million
Edward Gray
Registered Investment	5	$940.6 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	10	$473.3 million	0	$0
Kevin Loome
Registered Investment	17	$15.4 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	14	$2.8 billion	0	$0
D. Tysen Nutt
Registered Investment	8	$2.8 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	31	$3.2 billion	1	$1.1 billion
Babak Zenouzi
Registered Investment	16	$2.6 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	7	$244.0 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     Three of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Anglace, Mr. Chow, Mr. Early and Mr. Loome only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

     The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2011, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2012

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2012